UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2013

Kaanapali Land, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	#0-50273 (Commission File Number)	01-0731997 (IRS Employer Identification No.)

900 N. Michigan Ave., Chicago, Illinois 60611

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 312-915-1987

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Pacific Trail Holdings, LLC, the sole member of Kaanapali Land, LLC (the “Company”) approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s Independent Registered Public Accounting firm and the engagement of McGladrey LLP (“McGladrey”) as the Independent Registered Public Accounting Firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2013 and review of each of the interim periods in the fiscal year then ended. The dismissal of E&Y and the engagement of McGladrey were each effective on April 25, 2013.

During the Company’s two most recent fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through April 25, 2013, there were no disagreements between the Company and E&Y concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved in E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreements in connection with their reports. In addition, during the Company’s two most recent fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through April 25, 2013, there were no reportable events as described in Item 304(a)(l)(v) of Regulation S-K.

The audit reports of E&Y on the consolidated financial statements of the Company as of and for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period to April 25, 2013, neither the Company, nor anyone on its behalf, consulted with McGladrey regarding either (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and McGladrey did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any of the other matters specified in Items 304(a)(1)(iv) or (v) of Regulation S-K.

The Company provided E&Y with a copy of this Form 8-K and requested from E&Y a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of E&Y’s letter dated April 30, 2013 is attached as Exhibit 16.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following document is filed as exhibit to this Report.

	16.1	Letter dated April 30, 2013 addressed to the Securities and Exchange Commission from Ernst & Young, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Kaanapali Land, LLC

April 30, 2013	By:	/s/ Gailen J. Hull
Gailen J. Hull
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated April 30, 2013 addressed to the Securities and Exchange Commission from Ernst & Young, LLP.

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